o TLGIT P-2

                        SUPPLEMENT DATED FEBRUARY 7, 2000
                              TO THE PROSPECTUS OF
                             TEMPLETON REGION FUNDS
     (TLGIT - TEMPLETON INTERNATIONAL FUND AND TEMPLETON LATIN AMERICA FUND)
                                   CLASS A & C
                              DATED AUGUST 1, 1999

The prospectus is amended as follows:

I. On November 12, 1999, shareholders of the Templeton Latin America Fund approved a change to the classification of the fund from a diversified to a non-diversified investment company.

 The following is added to the "Main Risks" section for the Templeton Latin America Fund:

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

II. The section "Management" on page 19 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

Templeton Investment Counsel, Inc., (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394-3091, is the fund's investment manager. Together, Investment Counsel and its affiliates manage over $235 billion in assets.

The fund's lead portfolio manager is:

HEIDI S. ANDERSEN CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Ms. Andersen has been a manager of the fund since March 1999. She joined the Franklin Templeton Group in 1995.

The following individual has secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1997. He joined the Franklin Templeton Group in 1985.

The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended March 31, 1999, management fees, before any advance waiver, were 1.25% of the fund's average daily net assets. Under an agreement by the manager to limit its fees, the fund paid 0.57% of its average daily net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

III. The following sentence is added after the minimum investments table on page 26:

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

IV. In the Selling Shares table on page 32 the section "By Wire" is replaced with the following:

[Insert graphic of three lightning bolts] BY ELECTRONIC FUNDS TRANSFER (ACH)

You can call or write to have redemption proceeds sent to a bank account. See the policies above for selling shares by mail or phone.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

V. The section "Sales Charge Waivers" on page 26 is replaced with the following:

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

VI. The section "Dealer compensation" on page 35 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                                          CLASS A           CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                               -               2.00
Investment under $50,000                   5.00                 -
$50,000 but under $100,000                 3.75                 -
$100,000 but under $250,000                2.80                 -
$250,000 but under $500,000                2.00                 -
$500,000 but under $1 million              1.60                 -
$1 million or more                   up to 1.00/1/              -
12b-1 FEE TO DEALER                        0.35              1.00/2/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

VII. The section "Statements and reports" on page 33 is replaced with the following:

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

VIII. The section "Management" on page 9 is replaced with the following:

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (Global Advisors), P.O. Box N-7759, Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $235 billion in assets.

The team responsible for the fund's management is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1985.

RICHARD SEAN FARRINGTON CFA, SENIOR VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays Global Advisors a fee for managing the fund's assets. For the fiscal year ended March 31, 1999, the fund paid 0.75% of its average daily net assets to the manager for its services.

               Please keep this supplement for future reference.